Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of August 20, 2009, among MICHAELS STORES, INC., a Delaware corporation (the “Borrower”), the Lenders party to the Credit Agreement referred to below (the “Lenders”), and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”).  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents have entered into a Credit Agreement, dated as of October 31, 2006 (as amended, supplemented and/or otherwise modified to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein, subject to the terms and conditions set forth below.

NOW, THEREFORE, it is agreed;

A.                                   Amendments to the Credit Agreement

1.                                       Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the definitions of “Commitment”, “Lender”, “Loan”, “Loan Documents” and “Secured Hedge Agreement” appearing in said Section in their entirety and (ii) inserting in appropriate alphabetical order the following new definitions:

“Additional First Lien Intercreditor Agreement” means an intercreditor agreement among the Administrative Agent, the Collateral Agent and one or more Senior Representatives for holders of Permitted First Priority Refinancing Debt providing that, inter alia, the Liens on the Collateral as between the Collateral Agent (for the benefit of the Secured Parties) and one or more Senior Representatives (for the benefit of the holders of Permitted First Priority Refinancing Debt) shall be pari passu (but without regard to control of remedies), as such intercreditor agreement may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.  The Additional First Lien Intercreditor Agreement shall be in a form customary for transactions of the type contemplated thereby and otherwise reasonably satisfactory to the Administrative Agent and the Borrower and, to the extent agreed to by the Collateral Agent, the Senior Representative for the applicable holders of Permitted First Priority Refinancing Debt and the ABL Collateral Agent, may be in the form of an amendment and restatement of the Intercreditor Agreement.

“Additional Lender” means, at any time, any bank or other financial institution or institutional lender (other than any such bank, financial institution or institutional lender that is a Lender at such time) that agrees to provide any portion of Credit Agreement Refinancing Indebtedness pursuant to a Refinancing Amendment in accordance with Section 2.15, provided that each Additional Lender shall be subject to the approval of the Administrative Agent to the extent that each such Additional Lender is not then an existing Lender, an Affiliate of a then existing Lender or an Approved Fund (such approval not to be unreasonably withheld) and the Borrower.

“Appropriate Lender” means, at any time, with respect to Loans of any Class, the Lenders of such Class.

“Class” when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Replacement Loans or Other Term Loans.

“Commitment” means, as to each Lender, its Original Commitment, its New Commitment, its Replacement Commitment or its Other Term Loan Commitment, as the context may require.

“Credit Agreement Refinancing Indebtedness” means (a) Permitted First Priority Refinancing Debt, (b) Permitted Unsecured Refinancing Debt or (c) Indebtedness incurred pursuant to a Refinancing Amendment, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace or refinance, in whole or part, then existing Loans (including any successive Credit Agreement Refinancing Indebtedness) (“Refinanced Debt”); provided that (i) such extending, renewing or refinancing Indebtedness is in an original aggregate principal amount (or accreted value, if applicable) not greater than the aggregate principal amount (or accreted value, if applicable) of the Refinanced Debt except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such extending, renewing or refinancing Indebtedness, (ii) such Indebtedness has a later maturity and a Weighted Average Life to Maturity equal to or greater than the Refinanced Debt, and (iii) unless such Credit Agreement Refinancing Indebtedness is incurred solely by means of extending or renewing then existing Indebtedness described in clause (a) or (b) above without resulting in any Net Proceeds, such Refinanced Debt shall be repaid, defeased or satisfied and discharged with 100% of the Net Proceeds from any Credit Agreement Refinancing Indebtedness, and all accrued interest, fees and premiums (if any) in connection therewith shall be paid, on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained.

“Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time, including the latest maturity date of any Other Term Loan or any Other Term Commitment, in each case as extended in accordance with this Agreement from time to time.

“Lender” has the meaning specified in the introductory paragraph to this Agreement and includes (i) each Replacement Lender and its respective successors and assigns as permitted hereunder and (ii) each Person that shall become a party hereto pursuant to a Refinancing Amendment and its respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender”.

“Loan” means (a) the making of an Original Loan by a Lender to the Borrower pursuant to Section 2.01(a), (b) the making of an Additional New Loan by a Lender to the Borrower pursuant to Section 2.01(c), (c) the conversion of an Original Loan to a Converted New Loan by a Lender pursuant to Section 2.01(b), (d) the making of a Replacement Loan by a Lender to the Borrower pursuant to Section 2.01(d) or (e) the making of an Other Term Loan by a Lender or an Additional Lender to the Borrower pursuant to Section 2.15.

“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Intercreditor Agreement, (e) the Collateral Documents and (f) on and after the execution and delivery thereof, the Additional First Lien Intercreditor Agreement.

“Other Term Commitments” means one or more term loan commitments hereunder that fund Other Term Loans of the applicable Class hereunder pursuant to a Refinancing Amendment.

“Other Term Loans” means one or more Classes of term loans hereunder that result from a Refinancing Amendment.

“Permitted First Priority Refinancing Debt” means any secured Indebtedness incurred by the Borrower in the form of one or more series of senior secured notes or loans; provided that (i) such Indebtedness is secured by (A) the TL Priority Collateral on a pari passu first-lien basis (but without regard to the control of remedies) with the Secured Obligations and (B) the ABL Priority Collateral on a pari passu second-lien basis (but without regard to the control of remedies) with the Secured Obligations, and is not secured by any property or assets of the Borrower or any Subsidiary other than the Collateral, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness in respect of any Class of Loans (including portions of any Class of Loans), (iii) such Indebtedness (and the Liens securing the same) are permitted by the terms of the ABL Credit Agreement and the Intercreditor Agreement (in each case, to the extent the ABL Credit Agreement and the Intercreditor Agreement are then in effect), (iv) such Indebtedness does not mature or have scheduled amortization or payments of principal prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time such Indebtedness is incurred, (v) the security agreements relating to such Indebtedness are substantially the same as the Collateral Documents (with such differences as are reasonably satisfactory to the Administrative Agent), (vi) such Indebtedness is not guaranteed by any Subsidiaries other than the Subsidiary Guarantors, and (vii) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to the Additional First Lien Intercreditor Agreement, provided that if such Indebtedness is the initial Permitted First Priority Refinancing Debt incurred by the Borrower, then the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Senior Representative for such Indebtedness shall have executed and delivered the Additional First Lien Intercreditor Agreement.  Permitted First Priority Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Permitted Refinancing” means, with respect to any Person, any modification, replacement, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, replaced, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such modification, replacement, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, (b) such modification, replacement, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, replaced, refinanced, refunded, renewed or extended, (c) at the time thereof, no Default or Event of Default shall have occurred and be continuing, (d) if such Indebtedness being modified, replaced, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, replacement, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, replaced, refinanced, refunded, renewed or extended, (e) the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such modified, replaced, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, replaced, refinanced, refunded, renewed or extended; provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees), (f) any such modification, replacement, refinancing, refunding, renewal or extension is incurred by the Person who is the obligor of the Indebtedness being modified, refinanced, refunded, renewed or extended, (g) in the case of a “Permitted Refinancing” of Permitted First Priority Refinancing

Debt, such Indebtedness meets the requirements of clauses (i), (iii), (v), (vi) and (vii) of the definition of “Permitted First Priority Refinancing Debt” and (h) in the case of a “Permitted Refinancing” of Permitted Unsecured Refinancing Debt, such Indebtedness meets the requirements of clauses (iv) and (v) of the definition of “Permitted Unsecured Refinancing Debt”.

“Permitted Unsecured Refinancing Debt” means unsecured Indebtedness incurred by the Borrower in the form of one or more series of senior unsecured notes or loans; provided that (i) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness in respect of any Class of Loans (including portions of any Class of Loans), (iii) such Indebtedness does not mature or have scheduled amortization or payments of principal prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time such Indebtedness is incurred, (iv) such Indebtedness is not guaranteed by any Subsidiaries other than the Subsidiary Guarantors, and (v) such Indebtedness is not secured by any Lien on any property or assets of the Company or any Subsidiary.  Permitted Unsecured Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Refinancing Amendment” means an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower executed by each of (a) the Borrower, (b) the Administrative Agent and (c) each Additional Lender and Lender that agrees to provide any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 2.15.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same guarantees) issued in a dollar for dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Replacement Lender” means each Lender with a Replacement Commitment and/or Replacement Loans.

“Secured Hedge Agreement” means any Swap Contract permitted under Article 7 that is entered into by and between any Loan Party or any Restricted Subsidiary and any Hedge Bank and with respect to which, at or prior to the time that such Swap Contract is entered into, the Borrower (or another Loan Party) and the Hedge Bank party thereto (except in the case of the Administrative Agent) shall have delivered written notice to the Administrative Agent that such Swap Contract has been entered into and that it constitutes a “Secured Hedge Agreement” entitled to the benefits of the Collateral Documents, the Intercreditor Agreement and (if then in effect) the Additional First Lien Intercreditor Agreement.

“Senior Representative” means, with respect to any series of Permitted First Priority Refinancing Debt, the trustee, administrative agent, collateral agent,

security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“Third Amendment” means the Third Amendment to this Agreement, dated as of August 20, 2009.

“Third Amendment Effective Date” has the meaning provided in the Third Amendment.

2.                                       The definition of “Collateral and Guarantee Requirement” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the text “and (y) the Intercreditor Agreement” appearing in clause (a) of said definition with the text “(y) the Intercreditor Agreement, and (z) if then in effect, the Additional First Lien Intercreditor Agreement”, (ii) inserting the text “and, if then in effect, the Additional First Lien Intercreditor Agreement” immediately after the text “the Intercreditor Agreement” appearing in the first parenthetical of clause (d) of said definition, (iii) replacing the text “and the Intercreditor Agreement” appearing in clause (e) of said definition with the text “, the Intercreditor Agreement and, if then in effect, the Additional First Lien Intercreditor Agreement” and (iv) inserting the text “and, if then in effect, the Additional First Lien Intercreditor Agreement” immediately after the text “the Intercreditor Agreement” appearing in the parenthetical of clause (g)(ii) of said definition.

3.                                       The definition of “Disqualified Stock” appearing in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “Maturity Date” appearing in clause (b) of said definition with the text “Latest Maturity Date at the time such Disqualified Stock is first issued”.

4.                                       The definition of “Permitted Collateral Liens” appearing in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “and (ll)” appearing in clause (c) of said definition with the text “, (ll) and (nn)”.

5.                                       The definition of “Permitted Liens” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (ll) of said definition, (ii) replacing the period (“.”) at the end of clause (mm) of said definition with the text “; and” and (iii) inserting the following new clause (nn) at the end of said definition:

“(nn)                    Liens on the Collateral securing Permitted First Priority Refinancing Debt (and Permitted Refinancings thereof) permitted under Section 7.03(b)(xxii).”.

6.                                       Section 2.01 of the Credit Agreement is hereby amended by deleting the text “ (i)” appearing in clause (b) of said Section and inserting a comma in lieu thereof.

7.                                       Section 2.02 of the Credit Agreement is hereby amended by (i) inserting the text “the applicable Class of” immediately before the text “Loans,” appearing in the first sentence of clause (b) of said Section and (ii) inserting the word “Appropriate” immediately before the text “Lender shall make” appearing in clause (b) of said Section.

8.                                       Section 2.05 of the Credit Agreement is hereby amended by deleting clause (a)(i) of said Section in its entirety and restating said clause as follows:

“(i)  The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Administrative Agent not later than 12:30 p.m. (New York, New York time) (A) three (3) Business Days prior to any date of prepayment of Eurocurrency Rate Loans and (B) one (1) Business Day prior to any date of prepayment of Base Rate Loans; (2) any prepayment of Eurocurrency Rate Loans shall be in a principal amount of $2,500,000 or a whole multiple of $500,000 in excess thereof; and (3) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding.  Each such notice shall specify the date and amount of such prepayment, the Type(s) of Loans to be prepaid and the manner in which such prepayment shall be applied to scheduled repayments of Loans required pursuant to Section 2.07; provided that in the event such notice fails to specify the manner in which the respective prepayment shall be applied to scheduled repayments of such Loans required pursuant to Section 2.07, such prepayment of such Loans shall be applied in direct order of maturity to scheduled repayments thereof required pursuant to Section 2.07.  The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment.  If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05.  Each prepayment of the Loans pursuant to this Section 2.05(a) shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares.”.

9.                                       Section 2.05 of the Credit Agreement is hereby further amended by restating clause (b)(ii) of said Section in its entirety as follows:

“(ii)                            (A) If the Borrower or any Restricted Subsidiary incurs or issues any Indebtedness not expressly permitted to be incurred or issued pursuant to Section 7.03, the Borrower shall cause to be prepaid an aggregate principal amount of Loans in an amount equal to 100% of all Net Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt of such Net Proceeds.  (B) If the Borrower incurs or issues any Credit Agreement Refinancing Indebtedness (other than solely by means of extending or renewing then existing Credit Agreement Refinancing Indebtedness of the type described in clause (a) or (b) of the definition thereof without resulting in any Net Proceeds), the Borrower shall prepay an aggregate principal amount of Loans in an amount equal to 100% of the Net Proceeds of such Credit Agreement Refinancing Indebtedness on the date such Credit Agreement Refinancing Indebtedness is incurred or issued; provided, that each prepayment of Loans required by this clause (B) shall be applied first to the Class or Classes of Loans with the earliest

Maturity Date until all such Loans of such Class or Classes have been repaid in full and then to the Class or Classes of Loans with the next earliest Maturity Date and so on until 100% of the Net Proceeds from such Credit Agreement Refinancing Indebtedness has been applied to the Loans as required by this clause (B).”.

10.                                 Section 2.05 of the Credit Agreement is hereby further amended by (i) inserting the text “Appropriate” immediately prior to the text “Lenders” appearing in clause (b)(iii) of said Section and (ii) deleting the last sentence appearing in clause (b)(iv) of said Section and inserting the following sentence in lieu thereof:

“The Administrative Agent will promptly notify each Appropriate Lender of the contents of the Borrower’s prepayment notice and of such Appropriate Lender’s Pro Rata Share of the prepayment.”.

11.                                 Section 2.06 of the Credit Agreement is hereby amended by (i) inserting the text “Original” immediately before the text “Commitment” appearing in said Section and (ii) deleting the text “Section 2.01” in said Section and inserting the text “Section 2.01(a)” in lieu thereof.

12.                                 Article II of the Credit Agreement is hereby amended by inserting the following new Section 2.15 immediately following Section 2.14 of said Article:

“SECTION 2.15. Refinancing Amendments.  At any time after the Third Amendment Effective Date, the Borrower may obtain from any Lender or any Additional Lender Credit Agreement Refinancing Indebtedness in respect of all or any portion of the Loans then outstanding under this Agreement (which for this purpose will be deemed to include any then outstanding Other Term Loans), in the form of Other Term Loans or Other Term Commitments, in each case pursuant to a Refinancing Amendment; provided that such Credit Agreement Refinancing Indebtedness (i) will rank pari passu in right of payment and of security with the other Loans and Commitments hereunder, (ii) have such pricing and optional prepayment terms as may be agreed by the Borrower and the Lenders thereof, (iii) except as otherwise provided in Section 2.05(b)(ii)(B) or as may be agreed to by the Lenders and Additional Lenders providing such Credit Agreement Refinancing Indebtedness in the respective Refinancing Amendment (but solely as it relates to such Credit Agreement Refinancing Indebtedness waiving their pro rata share of any applicable prepayment or repayment), each Class of Other Term Loans shall be prepaid and repaid (or offered to be repaid in the case of Section 2.05(c)) on a pro rata basis with all voluntary prepayments and mandatory prepayments (other than amortization payments) of the other Classes of Loans and (iv) otherwise be treated hereunder no more favorably, including with respect to covenants and events of default, than the Refinanced Debt; provided further that the terms and conditions applicable to such Credit Agreement Refinancing Indebtedness may provide for any additional or different financial or other covenants or other provisions that are agreed between the Borrower and the Lenders thereof and applicable only during periods after the Latest Maturity Date that is in effect on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained.  The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Sections 4.01 (i), (j) and (k) and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) legal opinions, board resolutions and officers’ certificates consistent with those delivered on the Closing Date other than changes to such legal opinion resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements reasonably satisfactory to the Administrative Agent.  Each tranche of Credit Agreement Refinancing Indebtedness incurred under this Section 2.15 shall be in an aggregate principal amount that is not less than $50,000,000.  The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment.  Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto (including any amendments necessary to treat the Loans and Commitments subject thereto as Other Term Loans and/or Other Term Commitments), (ii) provide certain class protection to the Lenders and Additional Lenders providing such Credit Agreement Refinancing Indebtedness with respect to voluntary prepayments and mandatory prepayments and (iii) make such other changes to this Agreement and the other Loan Documents consistent with the provisions and intent of the second paragraph of Section 10.01.  Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section, and the Required Lenders hereby expressly authorize the Administrative Agent to enter into any such Refinancing Amendment.”.

13.                                 Section 3.07 of the Credit Agreement is hereby amended by inserting the text “or all the Lenders with respect to a certain Class of Loans” immediately following the text “Section 10.01” appearing in clause (c) of said Section.

14.                                 Section 7.03 of the Credit Agreement is hereby amended by inserting the text “(including any Indebtedness incurred pursuant to Section 2.15)” immediately after the text “Restricted Subsidiary” appearing at the end of clause (b)(i) in said Section.

15.                                 Section 7.03 of the Credit Agreement is hereby further amended by (i) deleting the text “and” appearing at the end of clause (b)(xx) in said Section, (ii) replacing the period (“.”) at the end of clause (b)(xxi) in said Section with a semi-colon (“;”) and (iii) inserting the following new subclauses (xxii) and (xxiii) at the end of clause (b) of said Section:

“(xxii)  Permitted First Priority Refinancing Debt and any Permitted Refinancing thereof; and

(xxiii) Permitted Unsecured Refinancing Debt and any Permitted Refinancing thereof.”.

16.                                 Section 7.12 of the Credit Agreement is hereby amended and restated as follows:

“SECTION 7.12.  Use of Proceeds.  The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, use the proceeds of any Borrowing, whether directly or indirectly, in a manner inconsistent with the uses set forth in the preliminary statements to this Agreement.  Notwithstanding the foregoing, (a) proceeds of the Replacement Loans will not be used for any purpose other than the repayment of principal of the outstanding Refinanced Loans on the Second Amendment Effective Date and (b) proceeds of any Other Term Loans will not be used for any purpose other than the repayment of principal and accrued and unpaid interest and premium on Loans outstanding on the date of incurrence of such Other Term Loans and payment of other reasonable amounts incurred and fees and expenses reasonably incurred, in connection with such Other Term Loans.”.

17.                                 Section 8.01 of the Credit Agreement is hereby amended by replacing the text “and the Intercreditor Agreement” appearing in clause (k) of said Section with the text “, the Intercreditor Agreement and (if then in effect) the Additional First Lien Intercreditor Agreement”.

18.                                 Section 9.01 of the Credit Agreement is hereby amended by replacing the text “the Intercreditor Agreement” appearing in clause (b) of said Section with the text “the Intercreditor Agreement and (if then in effect) the Additional First Lien Intercreditor Agreement”.

19.                                 Section 9.11 of the Credit Agreement is hereby amended by replacing the text “the Intercreditor Agreement” appearing in the introductory clause of said Section with the text “the Intercreditor Agreement and (if then in effect) the Additional First Lien Intercreditor Agreement”.

20.                                 Section 10.07 of the Credit Agreement is hereby amended by (i) inserting the text “of any Class” immediately after the text “assigning Lender’s Commitment or Loans” appearing in clause (b)(ii)(A) of said Section and (ii) inserting the following sentence immediately after clause (b)(ii) in said Section:

“This paragraph (b) shall not prohibit any lender from assigning all or a portion of its rights and obligations among separate Classes of Loans or Commitments on a non-pro rata basis.”.

21.                                 Section 10.22 of the Credit Agreement is hereby amended by deleting clauses (ii) and (iii) appearing in said Section in their entirety and inserting the following new clauses (ii) and (iii) in lieu thereof:

“(ii) EACH LENDER AUTHORIZES AND INSTRUCTS THE COLLATERAL AGENT AND THE ADMINISTRATIVE AGENT TO ENTER INTO THE INTERCREDITOR AGREEMENT AND THE ADDITIONAL FIRST LIEN INTERCREDITOR AGREEMENT ON BEHALF OF SUCH LENDER, AND TO TAKE ALL ACTIONS (AND EXECUTE ALL

DOCUMENTS) REQUIRED (OR DEEMED ADVISABLE) BY IT IN ACCORDANCE WITH THE TERMS OF THE INTERCREDITOR AGREEMENT OR THE ADDITIONAL FIRST LIEN INTERCREDITOR AGREEMENT, AS THE CASE MAY BE.

(iii)                               THE PROVISIONS OF THIS SECTION 10.22 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF (A) THE INTERCREDITOR AGREEMENT, THE FORM OF WHICH IS ATTACHED AS AN EXHIBIT TO THIS AGREEMENT OR (B) THE ADDITIONAL FIRST LIEN INTERCREDITOR AGREEMENT, WHICH WILL BE IN THE FORM APPROVED BY THE ADMINISTRATIVE AGENT AS PERMITTED BY THIS AGREEMENT.  REFERENCE MUST BE MADE TO THE INTERCREDITOR AGREEMENT OR THE ADDITIONAL FIRST LIEN INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF.  EACH LENDER IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF EACH OF THE INTERCREDITOR AGREEMENT AND THE ADDITIONAL FIRST LIEN INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NO AGENT (AND NONE OF ITS AFFILIATES) MAKES ANY REPRESENTATION TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE INTERCREDITOR AGREEMENT OR THE ADDITIONAL FIRST LIEN INTERCREDITOR AGREEMENT.”.

B.                                     Miscellaneous Provisions

1.                                       In order to induce the Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants to each of the Lenders that, as of the Third Amendment Effective Date (as defined below):

(i)                                     This Third Amendment has been duly authorized, executed and delivered by it and this Third Amendment and the Credit Agreement (as modified hereby) constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(ii)                                  The representations and warranties set forth in Article V of the Credit Agreement and in the other Loan Documents are, both immediately before and after giving effect to this Third Amendment, true and correct in all material respects both on and as of the Third Amendment Effective Date with the same effect as though made on and as of the Third Amendment Effective Date unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

(iii) there exists no Default or Event of Default on the Third Amendment Effective Date, both immediately before and after giving effect to this Third Amendment.

2.                                       (a) Except as expressly set forth herein, this Third Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to receive a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)                                 On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as modified hereby.  This Third Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

3.                                       This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Third Amendment shall be effective as delivery of an original executed counterpart of this Third Amendment. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

4.                                       THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.                                       (a) This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when:

(i)                                     the Borrower, the Administrative Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and the Borrower and Required Lenders shall have delivered (including by way of facsimile transmission) their signed counterparts to the Administrative Agent;

(ii)                                  the Administrative Agent shall have received payment from the Borrower, for the account of each Lender that executes and delivers a counterpart signature page to this Third Amendment prior to 12:00 noon, New York City time, on August 17, 2009, an amendment fee (an “Amendment Fee”) in an aggregate amount equal to 0.025% of the aggregate principal amount of the Loans of such Lender.  The Amendment Fee shall be payable in immediately available funds and, once paid, such fee or any part thereof shall not be refundable; and

(iii)                               the Borrower shall have paid all fees and other amounts due and payable pursuant to this Third Amendment, including, to the extent invoiced, reimbursement or payment of reasonable out-of-pocket expenses in connection with this Third Amendment and any other reasonable out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(b)                                 The Administrative Agent shall notify the Borrower and the Lenders of the Third Amendment Effective Date and such notice shall be conclusive and binding.

6.                                       By executing and delivering a copy hereof, each Loan Party hereby agrees that all Loans shall be fully guaranteed pursuant to the Guaranty to which it is party in accordance with the terms and provisions thereof and shall be fully secured pursuant to the applicable Collateral Documents.

7.                                       From and after the Third Amendment Effective Date, all references in the Credit Agreement and in the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*     *     *

IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be duly executed and delivered as of the date first above written.

MICHAELS STORES, INC.

By:	/s/ Elaine D. Crowley
	Name:	Elaine D. Crowley
	Title:	Executive Vice President — Chief
Financial Officer

DEUTSCHE BANK AG NEW YORK BRANCH, Individually and as Administrative Agent

By:	/s/ Enrique Landaeta
	Name:	Enrique Landaeta
	Title:	Vice President

By:	/s/ Omayra Laucella
	Name:	Omayra Laucella
	Title:	Vice President

Each of the undersigned Guarantors acknowledges and agrees to the terms of the Third Amendment.

AARON BROTHERS, INC.

By:	/s/ Elaine D. Crowley
	Name:	Elaine D. Crowley
	Title:	Executive Vice President - CFO

MICHAELS FINANCE COMPANY, INC.

By:	/s/ Elaine D. Crowley
	Name:	Elaine D. Crowley
	Title:	Executive Vice President - CFO

MICHAELS STORES PROCUREMENT COMPANY, INC.

By:	/s/ Elaine D. Crowley
	Name:	Elaine D. Crowley
	Title:	Executive Vice President - CFO

MICHAELS STORES CARD SERVICES, LLC

By:	/s/ Elaine D. Crowley
	Name:	Elaine D. Crowley
	Title:	President - CFO

ARTISTREE, INC.

By:	/s/ Elaine D. Crowley
	Name:	Elaine D. Crowley
	Title:	Executive Vice President - CFO

MICHAELS OF CANADA, ULC

By:	/s/ Elaine D. Crowley
	Name:	Elaine D. Crowley
	Title:	Executive Vice President - CFO

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 31, 2006, AMONG MICHAELS STORES, INC., DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A. AND CREDIT SUISSE, AS CO-DOCUMENTATION AGENTS

NAME OF INSTITUTION:

By:
Name:
Title: